CHESWOLD LANE FUNDS

CHESWOLD LANE INTERNATIONAL HIGH DIVIDEND FUND

Supplement dated December 31, 2012 (to the Prospectus dated April 30, 2012)

1. The disclosures below replace the Fund Fee and Expense table in the Fund’s Prospectus and the related Example.

FUND FEE AND EXPENSES

These tables describe the fees and expense that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Maximum sales charge (load) imposed on purchases	None
	Maximum contingent deferred sales charge (load)	None
	Maximum sales charge (load) imposed on reinvested dividends	None
	Redemption fee (as a percentage of redemption proceeds)	2.00%
	Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.90%
	Distribution (12b-1) fees	None
	Other expenses	0.70%
	Total annual fund operating expenses1	1.60%
	Less waiver and/or expense reimbursement2	(0.65%)
	Total annual fund operating expenses after waivers and expense reimbursements	0.95%

1 The total annual fund operating expenses have been restated to reflect the expected amount for the Fund’s fiscal year ended December 31, 2012.

2 Cheswold Lane Asset Management LLC has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2014 in order to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions and other extraordinary expenses) from exceeding 0.95% of its average daily net assets.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has an annual 5% return over the time shown and operating expenses remain the same (giving effect to the expense reimbursement only in Year 1).  Although your actual expenses may be higher or lower, based on these assumptions your cumulative estimated expenses would be:

1 year	$97
3 years	$441
5 years	$809
10 years	$1,845

2. The fifth sentence under the heading “Management of the Fund” in the Prospectus is replaced with the following:

Effective January 1, 2013, the Adviser has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2014 in order to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions and other extraordinary expenses) from exceeding 0.95% of its average daily net assets.

CHESWOLD LANE FUNDS

CHESWOLD LANE INTERNATIONAL HIGH DIVIDEND FUND

Supplement dated December 31, 2012 (to the Statement of Additional Information dated April 30, 2012)

The second sentence in the third paragraph under the heading “Investment Adviser and Other Service Providers - - Investment Adviser” is replaced with the following:

Effective January 1, 2013, the Adviser has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund’s expenses to the extent necessary to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions and other extraordinary expenses) from exceeding 0.95% of the average daily net assets of the Fund at least through April 30, 2014.